SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 1999

                              MICROLOG CORPORATION
             (Exact name of registrant as specified in its charter)

             VIRGINIA                   0-14880          52-0901291
  (State or other jurisdiction        (Commission       (IRS Employer
        of incorporation)             File Number)    Identification Number)

                              20270 GOLDENROD LANE
                         GERMANTOWN, MARYLAND 20876-4070
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (301) 428-9100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

          On June 9, 1999, Microlog Corporation (the "Registrant") issued a press release announcing that it has entered into a non-binding letter of intent with TFX Equities, Inc. to invest $4 million in Microlog's Common Stock at $1.50 per share. Attached as Exhibit 99 to this Current Report on Form 8-K is the text of the June 9, 1999 press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)  Exhibits.

            99. Press Release,  dated June 9, 1999,  regarding the  Registrant's non-binding letter of intent with TFX Equities, Inc.




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

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MICROLOG CORPORATION

Date:  June 11, 1999                             By: /s/  Steven R. Delmar
                                                     ----------------------
                                                     Steven R. Delmar,
                                                     Executive Vice President
                                                     and Chief Financial Officer




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

                                 EXHIBIT INDEX

       Exhibit                   Description                   Page
       -------                   -----------                   -----

         99.     Press Release dated June 10, 1999



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